UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)   April 26, 2004

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State of other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701

(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits. (c) Exhibits. The following exhibit is furnished pursuant to Item 12:

Exhibit Number	Description of Exhibit
99.1	Press release dated April 26, 2004 announcing the results of operations for the quarter ended March 31, 2004.

Item 12.   Results of Operations and Financial Condition.

      This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Central Vermont Public Service Corporation (the "Registrant") pursuant to Item 12 of Form 8-K ("Disclosure of Results of Operations and Financial Condition") in accordance with the interim guidance provided by the Securities and Exchange Commission pursuant to SEC Release No. 33-8216 dated March 27, 2003, insofar as the disclose historical information regarding the Registrant's results of operations or financial condition for the quarter ended March 31, 2004.

      On April 26, 2004, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      An analyst conference call to review the first quarter 2004 results will be held on Tuesday, April 27, 2004 at 10:00 a.m. Eastern Time. A live audio web cast of the conference call will be available to the public on a listen-only basis. To listen to the web cast go to www.cvps.com and click on the web cast link. Central Vermont's news releases, current financial information, SEC filings, and Investor Relations presentations are accessible at the same web site.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Jean H. Gibson Jean H. Gibson, Senior Vice President, Chief Financial Officer, and Treasurer

April 26, 2004

EXHIBIT INDEX
Exhibit Number	Description of Exhibit
99.1	Press release dated April 26, 2004 announcing the results of operations for the quarter ended March 31, 2004.